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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):           JANUARY 20, 1998
                                                  -----------------------------


                   COMMUNICATION INTELLIGENCE CORPORATION
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           (Exact name of Registrant as specified in its charter)


                                  DELAWARE
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                    (State or other jurisdiction of incorporation)


          0-19301                                    94-2790442
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   (Commission File Number)             (I.R.S. Employer Identification No.)


 275 SHORELINE DRIVE, SUITE 500, REDWOOD SHORES, CALIFORNIA         94065
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     (Address of principal executive offices)                    (Zip Code)


         Registrant's telephone number, including area code:  (650) 802-7888
                                                              --------------


                                 NOT APPLICABLE
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            (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     Communication Intelligence Corporation (the "Company") incorporates herein by reference the matters set forth in the Company's press release dated January 27, 1998 (filed as Exhibit 99.1 hereto).

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following document is filed herewith as an Exhibit to this Form 8-
K:

          99.1  Press Release, dated January 27, 1998, of the Company.


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 27, 1998
                                   COMMUNICATION INTELLIGENCE CORPORATION


                                   By: /s/ Craig Hutchison
                                      ---------------------------------------
                                        Craig Hutchison
                                        Controller

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                                    EXHIBIT INDEX


EXHIBIT NO.    SUBJECT MATTER                                         PAGE NO.
99.1           Press Release, dated January 27, 1998, of the Company . . . 6

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